EXHIBIT 99.1

EA REPORTS FOURTH QUARTER AND FISCAL YEAR 2005 RESULTS

Record $3.1 Billion Revenue Driven by 31 Platinum Titles

REDWOOD CITY, CA – May 3, 2005 – Electronic Arts (NASDAQ: ERTS) today announced preliminary financial results for the fourth quarter and fiscal year ended March 31, 2005.

Full Year Results

Net revenue for the fiscal year ended March 31, 2005 was $3.129 billion, up 6 percent as compared with $2.957 billion for the prior year. EA had 31 platinum titles (over one million units sold) in fiscal 2005 compared to 27 a year ago. Six franchises sold more than five million units: The Sims™, Need for Speed™, Madden NFL Football, FIFA, The Lord of the Rings™ and Harry Potter™.

Net income for the year was $504 million as compared with $577 million for the prior year. Diluted earnings per share were $1.59 as compared with $1.87 for the prior year.

Non-GAAP net income for the year, which excludes certain items, was $543 million as compared with $566 million for the prior year. Non-GAAP diluted earnings per share were $1.71 as compared with $1.84 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Operating cash flow was $634 million as compared with $669 million a year ago.

“As we begin the new fiscal year, we are focused on successfully navigating through the console transition,” said Larry Probst, Chairman and Chief Executive Officer. “EA has the people, franchises and strategies to extend our leadership on next generation platforms.”

“This is a year of execution and investment,” said Warren Jenson, Chief Financial and Administrative Officer. “We have a strong title line up that allows us to make investments for long-term leadership.”

Highlights for the Year (comparisons are to the fiscal year ended March 31, 2004)

•	Net revenue surpassed $3 billion for the first time in EA’s history.
•	Net revenue: North America – up 3 percent to $1.7 billion; total international – up 9 percent to $1.5 billion. The increase in total international net revenue was driven by: Europe – up 9 percent to $1.3 billion; Asia Pacific, including Japan – up 8 percent to $180 million. Movement in foreign currency rates contributed $95 million or 3 percent of the increase in total net revenue.
•	Operating income was $669 million – compared to $776 million. Operating margin was 21 percent – compared to 26 percent a year ago.
•	EA entered into long-term exclusive agreements with the NFL, NFLPA, ESPN, NCAA and AFL.
•	The Sims franchise sold more than 16 million copies.
•	The Need for Speed franchise sold more than 15 million copies.
•	Need for Speed™ Rivals was the #1 title on the PSP™ handheld entertainment system in North America. All EA releases on the PSP charted in the top 10.
•	EA completed the acquisition of Criterion Software, bringing the award-winning Burnout™ and Black™ franchises and RenderWare™ technology.

•	EA completed its tender offer for Digital Illusions, creators of the award-winning Battlefield franchise.

Fourth Quarter Results

Net revenue for the fourth quarter was $553 million, down 8 percent as compared with $598 million for the prior year. Sales were driven by NBA STREET 3, EA SPORTS™ Fight Night Round 2, Need for Speed™ Underground 2, FIFA STREET and Time Splitters Future Perfect™.

Net income for the quarter was $8 million, as compared with $90 million for the prior year. Diluted earnings per share were $0.02 for the quarter, as compared with $0.29 for the prior year. The decrease in net income was driven by lower net revenues at a lower gross margin and higher operating costs.

Non-GAAP net income was $30 million as compared with $77 million for the prior year. Non-GAAP net income excludes a $21 million pretax charge associated with employment-related litigation. Non-GAAP net income also excludes $9 million primarily attributable to pretax acquisition-related charges. Non-GAAP net income for the prior year excludes a $20 million non-recurring income tax benefit and $10 million primarily related to pretax restructuring charges.

Non-GAAP diluted earnings per share were $0.09, as compared with $0.25 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Business Outlook

The following forward-looking statements reflect expectations as of May 3, 2005. Results may be materially different and are affected by many factors, such as changes in foreign exchange rates, the overall global economy, the popular appeal of EA’s products, competition in the industry, the ability of console manufacturers to meet demand, EA’s effective tax rate, development delays, EA’s ability to secure key licenses and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Year Expectations – Ending March 31, 2006

•	Net revenue is expected to be between $3.4 and $3.5 billion – up 9 to 12 percent year-over-year.
•	Diluted earnings per share are expected to be between $1.55 and $1.70 – as compared with $1.59 for fiscal 2005.

Fiscal First Quarter Expectations – Ending June 30, 2005

•	Net revenue is expected to be between $300 and $340 million – as compared with $432 million for the prior year.
•	Diluted net loss per share is expected to be between $0.22 and $0.28 – as compared with diluted net income per share of $0.08 for the comparable period in fiscal 2005.

Non-GAAP Financial Measures

Electronic Arts uses non-GAAP measures of operating income, net income and diluted earnings per share. These non-GAAP measures exclude the following items, including any related tax effect, from the Company’s statement of operations:

•	Amortization of intangibles
•	Employee stock-based compensation
•	Restructuring and asset impairment charges
•	Acquired in-process technology
•	Certain non-recurring litigation expenses
•	Other-than-temporary impairment of investments in affiliates

In addition, other significant unforeseeable and non-recurring items may occur from time to time that require an adjustment to these non-GAAP measures. For example, during the fourth quarter of fiscal 2004, a $20 million non-recurring benefit to the Company’s income tax expense was included in the GAAP results but excluded from the non-GAAP results. When these items occur, the accounting impact will become a reconciling item between the GAAP results and these non-GAAP measures.

The Company believes that excluding these items is useful for illustrating and explaining operating results and comparisons to prior periods. Management considers these non-GAAP measures in its decision-making to facilitate more relevant operating comparisons.

A reconciliation of GAAP operating income to non-GAAP operating income; GAAP net income to non-GAAP net income; and GAAP diluted earnings per share to non-GAAP diluted earnings per share is included as part of the supplemental disclosures to this release.

Conference Call

Electronic Arts will host a conference call on May 3, 2005 at 2:00 pm PT (5:00 pm ET) to review the results for the Company’s fourth quarter and fiscal year ended March 31, 2005. Listeners may access the conference call live via webcast (http://investor.ea.com). A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Some statements set forth in this release, including the estimates under the heading “Business Outlook,” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: competition in the interactive entertainment industry; the availability of an adequate supply of hardware platforms; the Company’s ability to predict consumer preferences among competing hardware platforms; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; timely development and release of Electronic Arts’ products; the Company’s ability to manage expenses during fiscal year 2006; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; and other factors described in the Company’s annual report on Form 10-K for the year ended March 31, 2004 and quarterly report on Form 10-Q for the quarter ended December 31, 2004. Electronic Arts does not intend to update these forward-looking statements, including those made under the “Business Outlook” heading.

Note to Editors: Need for Speed, The Sims, John Madden Football, Burnout and Black are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. RenderWare is a trademark or registered trademark of Criterion Software Ltd. The Lord of the Rings and the names of the characters, items, events and places therein are trademarks of the Saul Zaentz Company d/b/a Tolkien Enterprises under license to New Line Productions, Inc. HARRY POTTER and all related characters and elements are trademarks of and © Warner Bros. Entertainment Inc. TimeSplitters Future Perfect is a trademark of Free Radical Design Ltd. NBA, NFL, and FIFA are trademarks of their respective owners and used with permission. PSP is a trademark of Sony Computer Entertainment Inc. All other trademarks are the property of their respective owners.

For additional information, please contact:
Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004 (a)
Net revenue	$553	$598	$3,129	$2,957
Cost of goods sold	233	226	1,197	1,103

Gross profit	320	372	1,932	1,854

Operating expenses:
Marketing and sales	87	67	391	370
General and administrative	66	46	221	185
Research and development	161	155	633	511
Amortization of intangibles	1	1	3	3
Acquired in-process technology	4	—	13	—
Restructuring charges	1	9	2	9

Total operating expenses	320	278	1,263	1,078

Operating income	—	94	669	776

Interest and other income, net	12	6	56	21

Income before provision for income taxes and minority interest	12	100	725	797

Provision for income taxes	4	10	221	220

Income before minority interest	8	90	504	577
Minority interest	—	—	—	—

Net income	$8	$90	$504	$577

Net income:
Basic	$8	$90	$504	$577
Diluted	$8	$90	$504	$577

Earnings per share:
Basic	$0.02	$0.30	$1.65	$1.95
Diluted	$0.02	$0.29	$1.59	$1.87

Number of shares used in computation:
Basic	309	300	305	295
Diluted	322	313	318	308

(a)	Derived from audited financial statements.

Non-GAAP Results (in millions, except per share data)

The following table shows the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired in-process technology, restructuring charges, asset impairment charges, certain non-recurring litigation expenses and other-than-temporary impairment of investments in affiliates and their related income tax effect. The three months and year ending March 31, 2004 also exclude the impact of a one-time income tax benefit.

	Three Months Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004
Net income	$8	$90	$504	$577

Amortization of intangibles	1	1	3	3
COGS amortization of intangibles	2	—	3	—
Employee stock-based compensation	2	—	6	—
Acquired in-process technology	3	—	13	—
Restructuring charges	1	9	1	10
Certain non-recurring litigation expenses	21	—	21	—
Income taxes effect on the above items	(8)	(3)	(8)	(4)
Income tax adjustment	—	(20)	—	(20)

Non-GAAP net income	$30	$77	$543	$566

Non-GAAP diluted earnings per share	$0.09	$0.25	$1.71	$1.84
Number of shares used in diluted earnings per share computation	322	313	318	308

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	March 31, 2005	March 31, 2004 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,958	$2,414
Marketable equity securities	140	1
Receivables, net of allowances of $162 million and $155 million, respectively	296	212
Inventories	62	55
Deferred income taxes	86	84
Other current assets	164	163

Total current assets	3,706	2,929

Property and equipment, net	353	298
Investment in affiliates	10	14
Goodwill	153	92
Other intangibles, net	36	18
Deferred income taxes	19	41
Other assets	93	72

Total Assets	$4,370	$3,464

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$134	$114
Accrued and other liabilities	694	630

Total current liabilities	828	744

Other liabilities	33	42

Total liabilities	861	786

Minority interest	11	—

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,434	1,154
Retained earnings	2,005	1,501
Accumulated other comprehensive income	56	20

Total stockholders’ equity	3,498	2,678

Total Liabilities, Minority Interest and Stockholders’ Equity	$4,370	$3,464

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004 (a)
OPERATING ACTIVITIES
Net income	$8	$90	$504	$577
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	22	18	75	78
Non-cash restructuring and asset impairment charges	—	1	—	2
Other-than-temporary impairment of investments in affiliates	—	(1)	—	—
Realized losses on investments and sale of property and equipment	2	2	(8)	2
Stock-based compensation	2	—	6	1
Tax benefit from exercise of stock options	40	27	75	69
Acquired in-process technology	4	—	13	—
Other operating activities	(2)	—	—	(2)
Change in assets and liabilities:
Receivables, net	608	593	(80)	(194)
Inventories	17	3	(14)	(23)
Other assets	(20)	(68)	(35)	(61)
Accounts payable	(56)	(31)	28	23
Accrued and other liabilities	(176)	(21)	46	191
Deferred income taxes	25	(51)	24	6

Net cash provided by operating activities	474	562	634	669

INVESTING ACTIVITIES
Capital expenditures	(44)	(34)	(126)	(90)
Proceeds from sale of property and equipment	—	1	16	1
Proceeds from sale of marketable equity securities	—	2	4	2
Purchase of marketable equity securities	(90)	—	(90)	—
Purchase of investment in affiliates	—	—	(2)	(1)
Proceeds from sale of investment in affiliates	—	—	—	8
Proceeds from maturities and sales of short-term investments	99	1,610	996	2,883
Purchase of short-term investments	(194)	(620)	(2,442)	(2,511)
Acquisition of subsidiary, net of cash acquired	(22)	(2)	(81)	(3)
Other investing activities	1	(1)	(1)	(1)

Net cash provided by (used in) investing activities	(250)	956	(1,726)	288

FINANCING ACTIVITIES
Proceeds from sale of common stock through employee stock plans and other plans	94	62	241	228
Repurchase and retirement of common stock	(10)	—	(41)	—
Other financing activities	—	—	—	(3)

Net cash provided by financing activities	84	62	200	225

Effect of foreign exchange on cash and cash equivalents	(1)	(3)	12	18

Increase (decrease) in cash and cash equivalents	307	1,577	(880)	1,200
Beginning cash and cash equivalents	963	573	2,150	950

Ending cash and cash equivalents	1,270	2,150	1,270	2,150
Short-term investments	1,688	264	1,688	264

Ending cash, cash equivalents and short-term investments	$2,958	$2,414	$2,958	$2,414

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, certain non-recurring litigation expenses, and other-than-temporary impairment of investments in affiliates, and their related income tax effect. The three months and year ended March 31, 2004 also exclude the impact of a one-time income tax adjustment.

	Q4 FY04	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05
QUARTERLY RESULTS

Operating Income
GAAP operating income	$94	$25	$125	$519	$—
Adjustments:
Amortization of intangibles	1	1	—	1	1
COGS amortization of intangibles	—	—	—	1	2
Employee stock-based compensation	—	—	—	4	2
Acquired-in-process technology	—	—	—	10	4
Restructuring charges	9	—	—	—	1
Asset impairment charges	—	—	—	—	—
Certain non-recurring litigation expenses	—	—	—	—	21

Total adjustments	10	1	—	16	31

Non-GAAP operating income	$104	$26	$125	$535	$31

Non-GAAP operating income margin - % of net revenue	17%	6%	18%	37%	6%

Net Income
GAAP net income	$90	$24	$97	$375	$8
Adjustments:
Amortization of intangibles	1	1	1	1	1
COGS amortization of intangibles	—	—	—	1	2
Employee stock-based compensation	—	—	—	4	2
Acquired-in-process technology	—	—	—	10	3
Restructuring charges	9	—	—	—	1
Asset impairment charges	—	—	—	—	—
Certain non-recurring litigation expenses	—	—	—	—	21
Other-than-temporary impairment of investment in affiliates	—	—	—	—	—
Income taxes effect on the above items	(3)	—	—	—	(8)
Income tax adjustment	(20)	—	—	—	—

Total adjustments	(13)	1	1	16	22

Non-GAAP net income	$77	$25	$98	$391	$30

Non-GAAP net income margin - % of net revenue	13%	6%	14%	27%	5%

GAAP diluted earnings per share	$0.29	$0.08	$0.31	$1.18	$0.02
Non-GAAP diluted earnings per share	$0.25	$0.08	$0.31	$1.23	$0.09
Shares used in diluted earnings per share computation	313	316	316	317	322

TRAILING TWELVE MONTH RESULTS

Operating Income
GAAP operating income	$776	$779	$802	$763	$669
Adjustments:
Amortization of intangibles	3	4	3	3	3
COGS amortization of intangibles	—	—	—	1	3
Employee stock-based compensation	—	—	—	4	6
Acquired-in-process technology	—	—	—	10	14
Restructuring charges	9	9	9	9	1
Asset impairment charges	—	—	—	—	—
Certain non-recurring litigation expenses	—	—	—	—	21

Total adjustments	12	13	12	27	48

Non-GAAP operating income	$788	$792	$814	$790	$717

Non-GAAP operating income margin - % of net revenue	27%	26%	25%	25%	23%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, certain non-recurring litigation expenses, and other-than-temporary impairment of investments in affiliates, and their related income tax effect. The three months and year ended March 31, 2004 also exclude the impact of a one-time income tax adjustment.

	Q4 FY04	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05
TRAILING TWELVE MONTH RESULTS

Net Income
GAAP net income	$577	$583	$604	$587	$504
Adjustments:
Amortization of intangibles	3	3	4	3	3
COGS amortization of intangibles	—	—	—	1	3
Employee stock-based compensation	—	—	—	4	6
Acquired-in-process technology	—	—	—	10	13
Restructuring charges	10	9	9	9	1
Asset impairment charges	—	—	—	—	—
Certain non-recurring litigation expenses	—	—	—	—	21
Other-than-temporary impairment of investment in affiliates	—	—	—	—	—
Income taxes effect on the above items	(4)	(3)	(4)	(4)	(8)
Income tax adjustment	(20)	(20)	(20)	(20)	—

Total adjustments	(11)	(11)	(11)	3	39

Non-GAAP net income	$566	$572	$593	$590	$543

Non-GAAP net income margin - % of net revenue	19%	19%	18%	19%	17%

GAAP diluted earnings per share	$1.87	$1.88	$1.94	$1.86	$1.59
Non-GAAP diluted earnings per share	$1.84	$1.84	$1.90	$1.87	$1.71

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q4 FY04	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05	YOY % Growth
CONSOLIDATED FINANCIAL DATA
Net revenue	598	432	716	1,428	553	(8)%
Net revenue - trailing twelve months (“TTM”)	2,957	3,035	3,221	3,174	3,129	6%

Gross profit	372	255	432	925	320	(14)%
Gross margin - % of net revenue	62%	59%	60%	65%	58%
Gross profit - TTM	1,854	1,906	2,021	1,984	1,932	4%
Gross margin - TTM % of net revenue	63%	63%	63%	63%	62%

Operating income	94	25	125	519	—	(100)%
Operating income margin - % of net revenue	16%	6%	17%	36%	—
Operating income - TTM	776	779	802	763	669	(14)%
Operating income margin - TTM % of net revenue	26%	26%	25%	24%	21%

Net income	90	24	97	375	8	(92)%
Diluted earnings per share	$0.29	$0.08	$0.31	$1.18	$0.02	(93)%
Net income - TTM	577	583	604	587	504	(13)%
Diluted earnings per share - TTM	$1.87	$1.88	$1.94	$1.86	$1.59	(15)%

Non-GAAP operating income (a)	104	26	125	535	31	(71)%
Non-GAAP operating income margin - % of net revenue	17%	6%	18%	37%	6%
Non-GAAP operating income - TTM (a)	788	792	814	790	717	(9)%
Non-GAAP operating income margin - TTM % of net revenue	27%	26%	25%	25%	23%

Non-GAAP net income (a)	77	25	98	391	30	(61)%
Non-GAAP diluted earnings per share (a)	$0.25	$0.08	$0.31	$1.23	$0.09	(64)%
Non-GAAP net income - TTM (a)	566	572	593	590	543	(4)%
Non-GAAP diluted earnings per share - TTM (a)	$1.84	$1.84	$1.90	$1.87	$1.71	(7)%

CASH FLOW DATA
Operating cash flow	562	(66)	89	137	474	(16)%
Operating cash flow - TTM	669	638	664	722	634	(5)%

Capital expenditures	34	26	19	37	44	30%
Capital expenditures - TTM	90	104	106	116	126	41%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	2,414	2,369	2,490	2,565	2,958	23%
Marketable equity securities	1	2	—	4	140	11353%
Receivables, net	212	170	379	892	296	40%
Inventories	55	53	79	84	62	12%

OTHER
Employees	4,773	4,813	5,104	5,669	6,122	28%
Diluted weighted-average shares	313	316	316	317	322

(a)	Please see attached Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q4 FY04	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05	YOY % Growth
GEOGRAPHIC REVENUE MIX
North America Revenue	299	211	473	692	288	(4)%
International Revenue	299	221	243	736	265	(11)%

Europe Revenue	249	190	210	666	218	(12)%
Asia Pacific Revenue	50	31	33	70	47	(7)%

Net Revenue	598	432	716	1,428	553	(8)%

GEOGRAPHIC REVENUE MIX - as a % of Net Revenue
North America Revenue	50%	49%	66%	48%	52%
International Revenue	50%	51%	34%	52%	48%

Europe Revenue	41%	44%	29%	47%	40%
Asia Pacific Revenue	9%	7%	5%	5%	8%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX
Sony PlayStation 2	244	162	312	661	196	(20)%
Xbox	80	57	142	233	83	5%
Nintendo GameCube	50	26	38	109	37	(25)%
Other consoles	3	2	1	6	1	(80)%

Total Consoles	377	247	493	1,009	317	(16)%

PC	76	67	141	239	85	12%

PSP	—	—	—	—	18	N/A
Game Boy Advance	14	18	10	39	9	(32)%
Nintendo DS	—	—	—	16	7	N/A
Game Boy Color	—	—	—	—	—	(100)%

Total Mobility	14	18	10	55	34	140%

Co-publishing and Distribution	112	67	49	79	89	(21)%

Subscription Services	13	13	13	14	16	27%
Licensing, Advertising & Other	6	20	10	32	12	85%

Total Internet Services, Licensing & Other	19	33	23	46	28	46%

Net Revenue	598	432	716	1,428	553	(8)%

PLATFORM REVENUE MIX - as a % of Net Revenue
Sony PlayStation 2	41%	38%	43%	46%	35%
Xbox	13%	13%	20%	16%	15%
Nintendo GameCube	9%	6%	5%	8%	7%
Other consoles	0%	0%	0%	1%	0%

Total Consoles	63%	57%	68%	71%	57%

PC	13%	15%	20%	17%	16%

PSP	0%	0%	0%	0%	3%
Game Boy Advance	2%	4%	1%	3%	2%
Nintendo DS	0%	0%	0%	1%	1%
Game Boy Color	0%	0%	0%	0%	0%

Total Mobility	2%	4%	1%	4%	6%

Co-publishing and Distribution	19%	16%	7%	5%	16%

Subscription Services	2%	3%	2%	1%	3%
Licensing, Advertising & Other	1%	5%	2%	2%	2%

Total Internet Services, Licensing & Other	3%	8%	4%	3%	5%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q4 FY04	Q1 FY05	Q2 FY05	Q3 FY05	Q4 FY05	YOY % Growth
Platform SKU Release Mix
Sony PlayStation 2	4	3	9	9	6	50%
Xbox	3	3	8	9	6	100%
Nintendo GameCube	3	1	7	7	5	67%
Other consoles	—	—	1	1	—	N/A

Total Consoles	10	7	25	26	17	70%

PC	1	3	6	7	5	400%

PSP	—	—	—	—	3	N/A
Game Boy Advance	—	1	2	4	—	N/A
Nintendo DS	—	—	—	3	—	N/A

Total Mobility	—	1	2	7	3	N/A

Total SKUs	11	11	33	40	25	127%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q4 Fiscal 2005

Q4 Product Releases	Platform
• MVP Baseball™ 2005	PlayStation® 2
• UEFA Champions League 2004/2005	PlayStation 2
• FIFA Street	PlayStation 2
• EA SPORTS™ Fight Night Round 2	PlayStation 2
• NBA STREET V3	PlayStation 2
• EA SPORTS™ Rugby 2005	PlayStation 2
• MVP Baseball 2005	Xbox®
• UEFA Champions League 2004/2005	Xbox
• FIFA Street	Xbox
• EA SPORTS Fight Night Round 2	Xbox
• NBA STREET V3	Xbox
• EA SPORTS Rugby 2005	Xbox
• MVP Baseball 2005	Nintendo GameCube™
• UEFA Champions League 2004/2005	Nintendo GameCube
• FIFA Street	Nintendo GameCube
• EA SPORTS Fight Night Round 2	Nintendo GameCube
• NBA STREET V3	Nintendo GameCube
• MVP Baseball 2005	PC
• UEFA Champions League 2004/2005	PC
• NASCAR® SimRacing™	PC
• EA SPORTS Rugby 2005	PC
• The Sims™ 2 University	PC
• Need for Speed™ Underground Rivals	PSP™
• NFL STREET 2: Unleashed	PSP
• Tiger Woods PGA TOUR® 2005	PSP

Co-pub, International only and Others (not in SKU count)

TimeSplitters Future Perfect™	PlayStation 2
TimeSplitters Future Perfect	Nintendo GameCube
TimeSplitters Future Perfect	Xbox
Oddworld Stranger’s Wrath™	Xbox

All trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Schedule of Earnings Adjusted for Stock-Based Compensation

(in millions, except per share data)

Had the Company’s stock-based compensation plans been measured on the estimated fair value at the grant dates in accordance with the provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation”, we estimate that our reported net income (loss) and net earnings (loss) per share would have been the pro forma amounts indicated below:

	Three Months Ended March 31,		Year Ended March 31,
	2005	2004	2005	2004
Net income - as reported	$8	$90	$504	$577

Stock-based compensation	(19)	(28)	(79)	(97)

Net income (loss) - pro forma	$(11)	$62	$425	$480

Net earnings (loss) per share:
As reported - basic	$0.02	$0.30	$1.65	$1.95

Pro forma - basic	$(0.04)	$0.21	$1.39	$1.63

As reported - diluted	$0.02	$0.29	$1.59	$1.87

Pro forma - diluted	$(0.04)	$0.20	$1.35	$1.58